UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2024

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Occidental Petroleum Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders on May 2, 2024 (the “2024 Annual Meeting”). The following actions were taken at the 2024 Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for or against, and abstentions and broker non-votes, as applicable, for each matter are set forth below.
1.The ten nominees proposed by the Board of Directors were elected by the Company’s shareholders by the following votes:

Nominee	For	% For	Against	% Against	Abstain	Broker Non-Votes
Vicky A. Bailey	629,131,086	99.06%	5,986,116	0.94%	685,474	111,846,138
Andrew Gould	618,200,699	97.33%	16,927,864	2.67%	674,113	111,846,138
Carlos M. Gutierrez	623,526,805	98.17%	11,598,214	1.83%	677,657	111,846,138
Vicki Hollub	629,336,055	99.08%	5,838,954	0.92%	627,667	111,846,138
William R. Klesse	627,670,398	98.83%	7,445,350	1.17%	686,928	111,846,138
Jack B. Moore	621,558,358	97.86%	13,562,922	2.14%	681,396	111,846,138
Claire O'Neill	631,249,421	99.39%	3,847,148	0.61%	706,107	111,846,138
Avedick B. Poladian	617,399,899	97.28%	17,256,253	2.72%	1,146,524	111,846,138
Kenneth B. Robinson	633,032,067	99.68%	2,049,871	0.32%	720,738	111,846,138
Robert M. Shearer	631,075,009	99.37%	4,024,967	0.63%	702,700	111,846,138
2.The advisory vote to approve named executive officer compensation was approved by the Company’s shareholders by the following vote:

For	614,952,130	96.72%
Against	19,446,038	3.06%
Abstain	1,404,508	0.22%
Broker Non-Votes	111,846,138
3.The ratification of the selection of KPMG as the Company’s independent auditor for the year ending December 31, 2024 was approved by the Company’s shareholders by the following vote:

For	731,125,884	97.79%
Against	15,619,153	2.09%
Abstain	903,777	0.12%

4.The proposal submitted by John Chevedden requesting an annual report on lobbying was not approved by the Company’s shareholders. The proposal received the following vote:

For	91,991,735	14.47%
Against	540,898,366	85.07%
Abstain	2,912,575	0.46%
Broker Non-Votes	111,846,138

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2024	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Chief Compliance Officer and Corporate Secretary